UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21147

Eaton Vance California Municipal Bond Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Bond Funds

Annual Report

September 30, 2018

Municipal (EIM)     •    California (EVM)    •    New York (ENX)

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2018

Eaton Vance

Municipal Bond Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Municipal Bond Fund	4
California Municipal Bond Fund	5
New York Municipal Bond Fund	6

Endnotes and Additional Disclosures	7

Financial Statements	8

Report of Independent Registered Public Accounting Firm	36

Federal Tax Information	37

Annual Meeting of Shareholders	38

Dividend Reinvestment Plan	39

Board of Trustees’ Contract Approval	41

Management and Organization	45

Important Notices	48

Eaton Vance

Municipal Bond Funds

September 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The fiscal year that began October 1, 2017 was characterized by a flattening of the municipal bond yield curve. Long-term interest rates drifted downward in the first month of the period — despite the U.S. Federal Reserve Board (the Fed) rate hikes the previous March and June 2017 that put upward pressure on short-term rates.

In November and December 2017, however, the municipal market experienced considerable volatility after the GOP-controlled House and Senate released and then passed new tax legislation. The most significant change to the municipal market was the elimination of an issuer’s ability to refinance debt prior to its call date through the issuance of advanced refunding bonds — which accounted for just under 20% of new issuance over the past 10 years. As a result, December 2017 witnessed the largest-ever one-month issuance of new municipal debt, as issuers rushed to beat the December 31, 2017 deadline. Investors sold short maturity bonds to buy new-issue longer maturity bonds in anticipation of lower supply going forward. The net result was rising prices on longer-term debt that drove more flattening of the yield curve in December 2017.

But as the new year began, bond prices reversed direction. Signs of increasing inflation, higher wage growth, and fears that the new tax legislation might overheat the economy pushed interest rates up and caused longer-term bond prices to decline.

Upward pressure on short-term rates continued in March and June 2018 as the Fed delivered its first two rate hikes of the year. At the long end of the curve, however, fluctuating perceptions of geopolitical risk were a primary driver of rates from April through the end of August 2018. Investors toggled between concern that the U.S. was initiating a global trade war and optimism about economic growth and a potential detente between the U.S. and North Korea. Meanwhile, ongoing lower yields for German and Japanese bonds, compared with U.S. Treasurys, weighed on longer-term U.S. yields. In September 2018, however, the Fed hiked rates again and both U.S. Treasury and municipal rates rose across the curve. The net result for the period was a continued flattening of the yield curve, as the spread between two-year and 10-year rates narrowed significantly.

For the 12-month period, the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returned 0.35%. For the period as a whole, the municipal bond yield curve flattened. Rates for AAA-rated7 bonds rose across the curve, but rate increases were greater at the short end of the curve than the long end. On a total return basis, longer maturities in general outperformed shorter maturities, and lower-rated bonds generally outperformed higher-rated issues. Across most of the curve, municipal bonds generally outperformed U.S. Treasurys.

Fund Performance

For the fiscal year ended September 30, 2018, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund shares at net asset value (NAV) underperformed the 0.35% return of the Funds’ benchmark, the Index.

The Funds’ overall strategy is to invest primarily in higher-quality bonds (rated A or higher). In managing the Funds, management employs leverage through Residual Interest Bond financing6 to seek to enhance the Funds’ tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market, thus magnifying a fund’s exposure to its underlying investments in both up and down market environments. During this period of rising rates and falling bond prices, the leverage amplified the relatively minor declines in the price of bonds held by the Funds and generated additional tax-exempt bond income, enhancing the dividend of the Funds.

Management hedges to various degrees against the greater potential risk of volatility caused by the use of leverage and investing in bonds at the long end of the yield curve, by using Treasury futures and/or interest rate swaps. As a risk management tactic within the Funds’ overall strategy, interest rate hedging is intended to moderate performance on both the upside and the downside of the market. So in a period when municipal and Treasury bonds generally declined in price, the hedging strategy mitigated a portion of that decline — and was thus a contributor to relative results versus the unhedged Index — for the Municipal Bond Fund. The California and New York Municipal Bond Funds did not employ a hedging strategy during the period.

Security selection in insured Puerto Rico bonds contributed to performance relative to the Index for all three Funds. This was due to strong performance of Puerto Rico’s debt in the second half of the period, as ongoing bankruptcy negotiations led to anticipation that bondholders’ recoveries could exceed those originally anticipated by the market. The Funds’ insured Puerto Rico holdings were insured by various municipal bond insurers. It should be noted that most uninsured bonds issued by the Commonwealth of Puerto Rico and its various conduit issuers were no longer included in the Index. As Puerto Rico continued to deal with an ongoing fiscal crisis, bonds issued by its various legal entities were impacted by a number of factors throughout the period, including monetary default. As the period ended, Puerto Rico continued to negotiate with creditors and address its current debt structure under the Puerto Rico Oversight, Management, and Economic Stability Act passed by the U.S. Congress.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Bond Funds

September 30, 2018

Management’s Discussion of Fund Performance — continued

Fund Specific Results

Eaton Vance Municipal Bond Fund shares at NAV returned –1.09%, underperforming the 0.35% return of the Index. The main detractors from performance versus the Index included the Fund’s holdings in residual interest bonds; an overweight, relative to the Index, in prerefunded, or escrowed bonds; and security selection in New York bonds. The chief contributors to performance relative to the Index were security selection in insured Puerto Rico bonds, as noted earlier; security selection in the special tax sector; and the Fund’s hedging strategy.

Eaton Vance California Municipal Bond Fund shares at NAV returned –0.79%, underperforming the 0.35% return of the Index. The Fund’s holdings in residual interest bonds, an overweight in prerefunded bonds, and security selection in the health care sector, which was the best-performing sector in the Index during the period, all detracted from performance versus the Index. In contrast, security selection in insured Puerto Rico bonds contributed to performance relative to the Index, as did security selection in AAA-rated bonds and an overweight in bonds with 17 years or more remaining to maturity.

Eaton Vance New York Municipal Bond Fund shares at NAV returned –1.50%, underperforming the 0.35% return of the Index. Key detractors from performance versus the Index included the Fund’s holdings in residual interest bonds, security selection in the industrial development revenue sector, and security selection and an overweight in the special tax sector. Primary contributors to performance relative to the Index included security selection in the health care sector, security selection in insured Puerto Rico bonds, and an overweight in low duration,9 currently callable bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Bond Fund

September 30, 2018

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	–1.09%	6.82%	8.10%
Fund at Market Price	—	–4.50	5.65	6.81
Bloomberg Barclays Municipal Bond Index	—	0.35%	3.54%	4.75%
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	1.07	5.43	6.33

% Premium/Discount to NAV[4]
				–10.90%

Distributions[5]
Total Distributions per share for the period				$0.588
Distribution Rate at NAV				4.14%
Taxable-Equivalent Distribution Rate at NAV				6.99%
Distribution Rate at Market Price				4.64%
Taxable-Equivalent Distribution Rate at Market Price				7.84%

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				40.44%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

California Municipal Bond Fund

September 30, 2018

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	–0.79%	5.99%	6.64%
Fund at Market Price	—	–13.26	4.73	5.07
Bloomberg Barclays Municipal Bond Index	—	0.35%	3.54%	4.75%
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	1.07	5.43	6.33

% Premium/Discount to NAV[4]
				–15.45%

Distributions[5]
Total Distributions per share for the period				$0.511
Distribution Rate at NAV				4.02%
Taxable-Equivalent Distribution Rate at NAV				7.83%
Distribution Rate at Market Price				4.76%
Taxable-Equivalent Distribution Rate at Market Price				9.27%

% Total Leverage[6]
RIB Financing				44.12%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

New York Municipal Bond Fund

September 30, 2018

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	–1.50%	5.46%	6.75%
Fund at Market Price	—	–10.20	4.52	5.85
Bloomberg Barclays Municipal Bond Index	—	0.35%	3.54%	4.75%
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	1.07	5.43	6.33

% Premium/Discount to NAV[4]
				–13.39%

Distributions[5]
Total Distributions per share for the period				$0.564
Distribution Rate at NAV				4.21%
Taxable-Equivalent Distribution Rate at NAV				7.80%
Distribution Rate at Market Price				4.86%
Taxable-Equivalent Distribution Rate at Market Price				9.00%

% Total Leverage[6]
RIB Financing				42.09%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

Municipal Bond Funds

September 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective September 30, 2017, the Funds’ benchmark was changed to the Bloomberg Barclays Municipal Bond Index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for Funds that employ leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. Subsequent distributions declared, but not reflected in Fund Performance, reflect a reduction of the monthly distribution for Municipal Bond Fund.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

7

Eaton Vance

Municipal Bond Fund

September 30, 2018

Portfolio of Investments

Tax-Exempt Investments — 165.3%
Security	Principal Amount (000’s omitted)	Value

Education — 14.7%
Connecticut Health and Educational Facilities Authority, (Fairfield University), 4.00%, 7/1/47	$13,880	$13,692,342
Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/46	3,250	3,532,165
Houston Higher Education Finance Corp., TX, (St. John’s School), 5.25%, 9/1/33	3,985	4,353,732
Massachusetts Development Finance Agency, (Boston College), 5.00%, 7/1/42	20	22,467
Massachusetts Development Finance Agency, (Boston College), 5.00%, 7/1/42(1)	6,700	7,526,445
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/27	5,710	7,036,776
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/30	8,325	10,351,471
Monroe County Industrial Development Corp., NY, (University of Rochester), 4.00%, 7/1/43(1)	14,050	14,372,447
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	15,300	15,624,513
North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/41(1)	10,000	11,213,700
University of California, Prerefunded to 5/15/19, 5.25%, 5/15/39	720	735,718
University of California, Prerefunded to 5/15/19, 5.25%, 5/15/39	2,460	2,513,702
University of Cincinnati, OH, 5.00%, 6/1/45(1)	6,000	6,686,340
University of Massachusetts Building Authority, 5.00%, 11/1/39(1)	14,175	15,426,369
University of Michigan, 5.00%, 4/1/40(1)	15,000	16,861,500
		$129,949,687

Electric Utilities — 5.7%
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/40	$2,320	$2,564,459
Nebraska Public Power District, 5.00%, 1/1/34	5,000	5,605,250
Omaha Public Power District, NE, 5.00%, 2/1/40	225	248,013
Omaha Public Power District, NE, 5.00%, 2/1/40(1)	10,000	11,022,800
Omaha Public Power District, NE, 5.00%, 2/1/42(1)	10,000	11,368,400
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	10,000	10,560,600
Unified Government of Wyandotte County/Kansas City Board of Public Utilities, KS, 5.00%, 9/1/36	3,425	3,652,180
Utility Debt Securitization Authority, NY, 5.00%, 12/15/35	4,500	4,999,050
		$50,020,752

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded — 19.9%
California Department of Water Resources, Prerefunded to 12/1/20, 5.25%, 12/1/35(1)	$9,715	$10,420,795
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), Prerefunded to 8/15/19, 5.00%, 8/15/39	11,570	11,889,795
Connecticut Health and Educational Facilities Authority, (Wesleyan University), Prerefunded to 7/1/20, 5.00%, 7/1/39(1)	14,700	15,460,872
Honolulu City and County, HI, Wastewater System, Prerefunded to 7/1/21, 5.25%, 7/1/36(1)	9,750	10,589,865
Houston Higher Education Finance Corp., TX, (William Marsh Rice University), Prerefunded to 5/15/20, 5.00%, 5/15/35(1)	15,000	15,691,200
King County, WA, Sewer Revenue, Prerefunded to 1/1/21, 5.00%, 1/1/34(1)	4,000	4,263,200
King County, WA, Sewer Revenue, Prerefunded to 1/1/21, 5.00%, 1/1/34(1)	6,000	6,374,340
Marco Island, FL, Utility System, Prerefunded to 10/1/20, 5.00%, 10/1/34	1,445	1,529,749
Marco Island, FL, Utility System, Prerefunded to 10/1/20, 5.00%, 10/1/40	6,325	6,695,961
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), Prerefunded to 1/1/21, 6.125%, 1/1/30	1,175	1,275,803
Metropolitan Transportation Authority, NY, Prerefunded to 11/15/20, 5.25%, 11/15/40	4,735	5,061,857
Metropolitan Transportation Authority, NY, Prerefunded to 11/15/21, 5.25%, 11/15/38	4,640	5,099,638
Mississippi, Prerefunded to 10/1/21, 5.00%, 10/1/30(1)	10,000	10,853,300
Mississippi, Prerefunded to 10/1/21, 5.00%, 10/1/36(1)	12,075	13,105,360
North Carolina Capital Facilities Finance Agency, (Duke University), Prerefunded to 4/1/19, 5.00%, 10/1/38(1)	13,500	13,711,545
North Carolina, Limited Obligation Bonds, Prerefunded to 5/1/21, 5.00%, 5/1/30(1)	10,000	10,750,700
Oregon, Prerefunded to 8/2/21, 5.00%, 8/1/36	1,140	1,229,786
Oregon Department of Administrative Services, Lottery Revenue, Prerefunded to 4/1/21, 5.25%, 4/1/30	6,425	6,924,672
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	720	780,034
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	760	823,369
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	3,520	3,805,683
South Carolina Public Service Authority, Prerefunded to 1/1/19, 5.50%, 1/1/38	565	570,170
Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	450	476,010

8	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	$5,655	$5,992,604
University of California, Prerefunded to 5/15/19, 5.25%, 5/15/39	1,270	1,297,724
University of Colorado, (University Enterprise Revenue), Prerefunded to 6/1/21, 5.25%, 6/1/36(1)	10,000	10,836,000
		$175,510,032

General Obligations — 22.4%
California, 5.00%, 10/1/33(1)	$18,800	$21,246,068
California, 5.00%, 8/1/46(1)	15,000	16,889,700
Chicago Park District, IL, (Harbor Facilities), 5.25%, 1/1/37(1)	8,320	8,648,058
Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/32	3,000	3,731,430
Humble Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/43(1)	20,000	22,344,000
Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36(1)	2,000	2,115,720
Massachusetts, 5.00%, 9/1/38(1)	10,000	11,454,500
New York, NY, 5.00%, 10/1/32	10,000	10,925,500
New York, NY, (SPA: Barclays Bank PLC), 1.68%, 10/1/46(2)	8,000	8,000,000
Ocean City, NJ, 1.00%, 11/15/28	2,295	1,896,932
Oregon, 5.00%, 8/1/35(1)	6,750	7,240,725
Oregon, 5.00%, 8/1/36	860	921,782
Port of Houston Authority of Harris County, TX, 5.00%, 10/1/35	7,500	7,878,075
Santa Monica Community College District, CA, (Election of 2016), 4.00%, 8/1/47(1)	10,000	10,345,100
Tacoma School District No. 10, WA, 5.00%, 12/1/39(1)	10,000	11,130,300
Washington, 4.00%, 7/1/28(1)	10,000	10,492,800
Washington, 5.00%, 2/1/35(1)	18,250	20,186,508
Washington, 5.00%, 2/1/38(1)	10,000	11,381,100
Will County, IL, 5.00%, 11/15/45(1)	10,000	10,885,100
		$197,713,398

Hospital — 8.7%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	$1,000	$1,071,060
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	1,770	1,896,643
Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.50%, 7/1/38	2,790	3,080,746

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/41(1)	$10,000	$10,981,200
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/42(1)	5,150	5,721,032
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.25%, 7/1/35	4,385	4,840,777
Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), 5.00%, 1/1/32	10,950	11,805,414
Tampa, FL, (BayCare Health System), 5.00%, 11/15/46(1)	12,000	13,101,960
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 4.00%, 12/1/42	2,000	2,013,060
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/33	1,600	1,782,784
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	7,605	8,267,928
Wisconsin Health and Educational Facilities Authority, (Ascension Health Alliance Senior Credit Group), 5.00%, 11/15/41(1)	11,500	12,278,780
		$76,841,384

Housing — 0.5%
Seattle Housing Authority, WA, 3.50%, 12/1/38	$2,245	$2,126,352
Seattle Housing Authority, WA, 3.625%, 12/1/43	1,000	943,850
Tennessee Housing Development Agency, 3.90%, 7/1/42	1,000	987,740
		$4,057,942

Industrial Development Revenue — 0.5%
Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	$4,245	$4,371,161
		$4,371,161

Insured – Education — 2.2%
Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32	$15,900	$19,698,510
		$19,698,510

Insured – Electric Utilities — 0.6%
Louisiana Energy and Power Authority, (AGM), 5.25%, 6/1/38	$4,905	$5,379,559
		$5,379,559

9	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded — 6.0%
American Municipal Power-Ohio, Inc., OH, (Prairie State Energy Campus), (AGC), Prerefunded to 2/15/19, 5.75%, 2/15/39	$5,000	$5,072,600
Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), Prerefunded to 8/15/19, 5.625%, 8/15/37	2,625	2,706,769
Kane, Cook and DuPage Counties School District No. 46, IL, (AMBAC), Escrowed to Maturity, 0.00%, 1/1/22	13,145	12,192,513
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), Prerefunded to 12/15/18, 5.50%, 12/15/34	1,875	1,889,100
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), Prerefunded to 12/15/18, 5.50%, 12/15/34	1,015	1,022,531
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), Prerefunded to 1/1/19, 5.50%, 1/1/29	1,015	1,024,206
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), Prerefunded to 1/1/19, 5.75%, 1/1/39	1,160	1,171,229
Paducah Electric Plant Board, KY, (AGC), Prerefunded to 4/1/19, 5.25%, 10/1/35	2,735	2,780,264
Palm Beach County Solid Waste Authority, FL, (BHAC), Prerefunded to 10/1/19, 5.00%, 10/1/24	1,985	2,045,304
Palm Beach County Solid Waste Authority, FL, (BHAC), Prerefunded to 10/1/19, 5.00%, 10/1/26	1,575	1,622,849
Palm Springs Unified School District, CA, (AGC), Prerefunded to 8/1/19, 5.00%, 8/1/32	8,955	9,195,263
South Carolina Public Service Authority, (BHAC), Prerefunded to 1/1/19, 5.50%, 1/1/38	625	630,719
Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), Escrowed to Maturity, 0.00%, 8/15/20	5,570	5,346,754
Washington Health Care Facilities Authority, (MultiCare Health System), (AGC), Prerefunded to 8/15/19, 6.00%, 8/15/39	5,795	5,994,174
		$52,694,275

Insured – General Obligations — 5.9%
Chicago Park District, IL, (Limited Tax Park), (BAM), 5.00%, 1/1/39	$35	$37,099
Chicago Park District, IL, (Limited Tax Park), (BAM), 5.00%, 1/1/39(1)	13,600	14,415,456
Cincinnati City School District, OH, (AGM), (FGIC), 5.25%, 12/1/30	3,750	4,604,437
Clark County, NV, (AMBAC), 2.50%, 11/1/36	11,845	10,011,157
Frisco Independent School District, TX, (PSF Guaranteed), (AGM), 2.75%, 8/15/39	9,530	8,084,490
Kane, Cook and DuPage Counties School District No. 46, IL, (AMBAC), 0.00%, 1/1/22	16,605	15,166,509
		$52,319,148

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 1.5%
New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	$13,115	$13,451,269
		$13,451,269

Insured – Industrial Development Revenue — 1.1%
Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc.), (BHAC), 5.00%, 10/1/39(1)	$9,000	$9,247,230
		$9,247,230

Insured – Other Revenue — 1.7%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$16,795	$8,409,592
New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 7.00%, 3/1/49	6,750	6,886,215
		$15,295,807

Insured – Special Tax Revenue — 5.6%
Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$15,975	$15,526,582
Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	18,035	15,184,748
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	15,000	18,834,450
		$49,545,780

Insured – Student Loan — 0.4%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$3,535	$3,608,104
		$3,608,104

Insured – Transportation — 10.5%
Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/28	$2,500	$2,726,025
Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/29	1,000	1,088,310
Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/30	1,800	1,966,410
Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/31	1,570	1,709,887
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	1,015	1,114,308
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	1,150	1,260,101
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	8,080	8,386,313
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	10,200	9,531,492
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	25,000	9,608,000
Manchester, NH, (Manchester-Boston Regional Airport), (AGM), 5.125%, 1/1/30	6,710	6,754,286

10	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
Metropolitan Washington Airports Authority, D.C., (BHAC), 5.00%, 10/1/29	$1,785	$1,832,963
New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	11,700	11,785,761
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	1,605	1,227,921
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	1,950	1,418,137
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	1,000	703,160
San Joaquin Hills Transportation Corridor Agency, CA, (Toll Road Bonds), (NPFG), 0.00%, 1/15/25	26,215	21,485,814
Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/20	10,275	9,841,395
		$92,440,283

Insured – Water and Sewer — 4.9%
Chicago, IL, Wastewater Transmission Revenue, (NPFG), 0.00%, 1/1/23	$13,670	$11,985,720
DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.25%, 10/1/32(1)	10,000	11,736,700
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/32	5,540	6,942,340
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/38	1,070	1,355,594
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/32	2,615	2,884,737
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/33	2,240	2,464,851
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/35	2,730	2,988,968
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/37	2,240	2,438,979
		$42,797,889

Lease Revenue / Certificates of Participation — 2.3%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$755	$813,256
Hudson Yards Infrastructure Corp., NY, Prerefunded to 2/15/21, 5.75%, 2/15/47	1,225	1,332,249
North Carolina, Limited Obligation Bonds, 5.00%, 5/1/26	10	11,344
North Carolina, Limited Obligation Bonds, 5.00%, 5/1/26(1)	16,000	18,151,360
		$20,308,209

Other Revenue — 1.7%
New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/36(1)	$10,750	$11,471,540
Oregon Department of Administrative Services, Lottery Revenue, 5.25%, 4/1/30	1,275	1,367,374
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,700	1,826,293
		$14,665,207

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care — 0.2%
Delaware Economic Development Authority, (ACTS Retirement-Life Communities, Inc. Obligated Group), 5.00%, 11/15/48	$1,250	$1,364,012
		$1,364,012

Special Tax Revenue — 20.5%
Central Puget Sound Regional Transit Authority, WA, Sales and Use Tax Revenue, Green Bonds, 5.00%, 11/1/30(1)	$12,575	$14,349,081
Central Puget Sound Regional Transit Authority, WA, Sales and Use Tax Revenue, Green Bonds, 5.00%, 11/1/41(1)	10,000	11,219,500
Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.00%, 1/1/31(1)	20,000	21,566,600
Denver City and County, CO, Dedicated Tax Revenue, 5.00%, 8/1/41(1)	10,000	11,149,600
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 8/15/37(1)	20,200	22,544,412
Metropolitan Transportation Authority, NY, Dedicated Tax Revenue, Green Bonds, 5.00%, 11/15/47	5,450	6,146,837
New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/37(1)	10,000	10,263,600
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 2/1/37(1)	20,000	21,481,600
New York Convention Center Development Corp., Hotel Occupancy Tax, 5.00%, 11/15/45(1)	13,000	14,279,070
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31	10,000	10,986,900
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	3,285	3,612,975
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/35	12,040	13,220,883
New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/47(1)	20,000	20,331,200
		$181,152,258

Transportation — 16.1%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/36	$6,000	$6,599,640
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/38	2,105	2,301,228
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	3,205	3,575,979
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	4,950	5,515,537
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	8,275	8,539,552
Illinois Toll Highway Authority, 5.00%, 12/1/32(1)	10,425	11,665,471
Illinois Toll Highway Authority, 5.00%, 1/1/37(1)	10,000	11,039,900
Kansas Department of Transportation, 5.00%, 9/1/35(1)	10,000	11,306,800

11	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Los Angeles Department of Airports, CA, (Los Angeles International Airport), 5.25%, 5/15/28	$3,285	$3,463,408
Metropolitan Transportation Authority, NY, 4.00%, 11/15/42	4,155	4,187,908
Metropolitan Transportation Authority, NY, 5.25%, 11/15/32	4,380	4,926,974
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	10,825	11,362,028
Miami-Dade County, FL, Aviation Revenue, 5.00%, 10/1/37	4,615	5,096,852
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.00%, 12/15/24	10,000	11,052,300
New Jersey Turnpike Authority, 4.00%, 1/1/43	3,500	3,570,420
North Texas Tollway Authority, 5.00%, 1/1/43(1)	10,000	11,117,300
Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	2,305	2,420,227
Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	610	640,494
Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/40	1,010	1,060,490
Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/40	1,580	1,658,984
Port Authority of New York and New Jersey, 5.00%, 12/1/34(1)	14,360	16,029,494
Port Authority of New York and New Jersey, 5.00%, 7/15/39	5,000	5,224,000
		$142,354,986

Water and Sewer — 11.7%
Charleston, SC, Waterworks and Sewer Revenue, 5.00%, 1/1/45(1)	$25,000	$27,813,000
Dallas, TX, Waterworks and Sewer System Revenue, 5.00%, 10/1/41(1)	15,000	16,790,700
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	1,070	1,144,483
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,965	2,113,279
Detroit, MI, Water Supply System, 5.25%, 7/1/41	2,910	3,097,142
Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/35(1)	8,750	9,849,000
Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/36(1)	7,925	8,905,243
New York City Municipal Water Finance Authority, NY, 5.00%, 6/15/31	10,000	10,937,900
Portland, OR, Water System, 5.00%, 5/1/36	5,385	5,747,141
Texas Water Development Board, 5.00%, 10/15/40(1)	15,500	17,152,610
		$103,550,498

Total Tax-Exempt Investments — 165.3% (identified cost $1,401,646,251)		$1,458,337,380

Other Assets, Less Liabilities — (65.3)%		$(576,347,065)

Net Assets — 100.0%		$881,990,315

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At September 30, 2018, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	15.5%
Texas	11.1%
Others, representing less than 10% individually	73.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2018, 24.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 6.7% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at September 30, 2018.

12	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. Long Treasury Bond	229	Short	Dec-18	$(32,174,500)	$768,109

					$768,109

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SPA	–	Standby Bond Purchase Agreement
XLCA	–	XL Capital Assurance, Inc.

13	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2018

Portfolio of Investments

Tax-Exempt Investments — 181.1%
Security	Principal Amount (000’s omitted)	Value

Education — 12.8%
California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/27	$770	$771,779
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/31	550	601,689
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/36	940	1,022,024
California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/30	1,375	1,414,559
California Educational Facilities Authority, (Pepperdine University), 5.00%, 10/1/46(1)	6,600	7,391,010
California Educational Facilities Authority, (University of San Francisco), 6.125%, 10/1/36	330	367,778
California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	320	359,110
California Educational Facilities Authority, (University of the Pacific), 5.00%, 11/1/30	1,790	1,936,798
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/31	1,175	1,265,663
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/35	800	858,848
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/26	2,270	2,469,056
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/27	2,395	2,602,120
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/28	2,520	2,734,880
California State University, 5.00%, 11/1/41(1)	7,550	8,474,347
		$32,269,661

Electric Utilities — 1.2%
Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/35	$1,890	$1,980,493
Vernon, Electric System Revenue, 5.125%, 8/1/21	875	896,280
		$2,876,773

Escrowed / Prerefunded — 12.3%
California Educational Facilities Authority, (California Institute of Technology), Prerefunded to 11/1/19, 5.00%, 11/1/39(1)	$10,000	$10,351,700
California Educational Facilities Authority, (Santa Clara University), Prerefunded to 2/1/20, 5.00%, 2/1/29	285	297,315
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), Prerefunded to 8/15/19, 5.00%, 8/15/39	4,505	4,629,518
Foothill-De Anza Community College District, Prerefunded to 8/1/21, 5.00%, 8/1/36(1)	10,000	10,884,800

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
San Diego Community College District, (Election of 2002), Prerefunded to 8/1/21, 5.00%, 8/1/32	$1,375	$1,496,660
San Diego Community College District, (Election of 2006), Prerefunded to 8/1/21, 5.00%, 8/1/31	2,545	2,770,182
Vernon, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	405	416,109
		$30,846,284

General Obligations — 58.8%
Berryessa Union School District, (Election of 2014), 5.00%, 8/1/40(1)	$7,450	$8,446,810
Burbank Unified School District, (Election of 2013), 4.00%, 8/1/31(1)	6,900	7,252,314
Cabrillo Unified School District, (Election of 2018), 5.00%, 8/1/48(2)	5,000	5,577,000
California, 5.50%, 11/1/35	4,600	4,942,056
Campbell Union High School District, 5.00%, 8/1/36(1)	8,250	9,474,218
Contra Costa Community College District, (Election of 2006), 5.00%, 8/1/38(1)	9,750	10,833,517
Desert Community College District, 5.00%, 8/1/36(1)	7,500	8,565,000
El Camino Community College District, 5.00%, 8/1/48(1)	7,000	8,004,430
Palo Alto, (Election of 2008), 5.00%, 8/1/40(1)	7,020	7,392,622
Palomar Community College District, 5.00%, 8/1/44(1)	10,000	11,352,100
Redding School District, (Election of 2018), 5.00%, 8/1/48(2)	2,645	2,938,621
San Bernardino Community College District, 4.00%, 8/1/27(1)	5,775	6,188,490
San Diego Unified School District, (Election of 2012), 5.00%, 7/1/47(1)	10,000	11,396,200
San Jose Unified School District, (Election of 2012), 4.00%, 8/1/42(1)	10,000	10,338,200
San Jose-Evergreen Community College District, (Election of 2010), 5.00%, 8/1/37(1)	4,975	5,437,874
Santa Monica Community College District, (Election of 2008), 5.00%, 8/1/44(1)	7,500	8,347,500
Santa Rosa High School District, (Election of 2014), 5.00%, 8/1/41	3,495	3,955,991
Torrance Unified School District, (Election of 2008), 5.00%, 8/1/35	7,500	8,402,325
Ventura County Community College District, 5.00%, 8/1/30(1)	8,000	9,226,720
		$148,071,988

Hospital — 15.7%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	$1,750	$1,874,355
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	550	589,352

14	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/32	$1,795	$1,971,054
California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/35	2,565	2,812,343
California Health Facilities Financing Authority, (Kaiser Permanente), 4.00%, 11/1/38	6,950	7,125,557
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	4,480	4,944,442
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	2,100	2,301,012
California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/36	6,590	7,515,961
California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31(1)	5,000	5,426,050
California Public Finance Authority, (Sharp HealthCare), 4.00%, 8/1/47	5,000	5,034,700
		$39,594,826

Housing — 2.2%
California Statewide Communities Development Authority, (University of California, Irvine East Campus Apartments, Phase IV-A - CHF-Irvine, LLC), 5.00%, 5/15/47	$5,000	$5,495,150
		$5,495,150

Insured – Electric Utilities — 3.4%
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	$3,840	$4,117,901
Sacramento Municipal Utility District, (AMBAC), (BHAC), 5.25%, 7/1/24	4,000	4,518,400
		$8,636,301

Insured – Escrowed / Prerefunded — 1.8%
Palm Springs Unified School District, (Election of 2008), (AGC), Prerefunded to 8/1/19, 5.00%, 8/1/33	$4,500	$4,620,735
		$4,620,735

Insured – General Obligations — 17.2%
Burbank Unified School District, (Election of 1997), (NPFG), 0.00%, 8/1/21	$4,135	$3,894,302
Garvey School District, (Election of 2016), (AGM), 5.00%, 8/1/45(2)	2,440	2,711,450
Garvey School District, (Election of 2016), (AGM), 5.00%, 8/1/48(2)	1,830	2,025,627
Grass Valley School District, (Election of 2018), (BAM), 5.00%, 8/1/45	3,000	3,333,960
Mountain View School District, (Election of 2016), (BAM), 5.00%, 8/1/42	1,145	1,278,301

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Mountain View School District, (Election of 2016), (BAM), 5.00%, 8/1/45	$1,520	$1,691,426
San Diego Unified School District, (NPFG), 0.00%, 7/1/22	2,300	2,111,101
San Diego Unified School District, (NPFG), 0.00%, 7/1/23	5,000	4,456,250
San Juan Unified School District, (AGM), 0.00%, 8/1/21	5,630	5,314,157
San Mateo County Community College District, (NPFG), 0.00%, 9/1/22	4,840	4,453,090
San Mateo County Community College District, (NPFG), 0.00%, 9/1/23	4,365	3,910,516
San Mateo County Community College District, (NPFG), 0.00%, 9/1/25	3,955	3,310,374
San Mateo Union High School District, (NPFG), 0.00%, 9/1/21	5,240	4,941,949
		$43,432,503

Insured – Special Tax Revenue — 5.5%
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/31	$595	$595,547
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	7,240	7,246,661
Pomona Public Financing Authority, (NPFG), 5.00%, 2/1/33	5,940	5,956,276
		$13,798,484

Insured – Water and Sewer — 0.7%
Riverside, Water System Revenue, (AGM), 5.00%, 10/1/38	$1,595	$1,620,313
		$1,620,313

Lease Revenue / Certificates of Participation — 1.1%
California Public Works Board, 5.00%, 11/1/38	$2,565	$2,830,452
		$2,830,452

Special Tax Revenue — 15.6%
Jurupa Public Financing Authority, 5.00%, 9/1/30	$625	$696,200
Jurupa Public Financing Authority, 5.00%, 9/1/32	625	692,975
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Green Bonds, 5.00%, 7/1/41(1)	8,250	9,469,762
Riverside County Transportation Commission, Sales Tax Revenue, Prerefunded to 6/1/23, 5.25%, 6/1/39(1)	6,285	7,214,237
San Bernardino County Transportation Authority, 5.25%, 3/1/40(1)	10,375	11,704,556
San Diego County Regional Transportation Commission, Sales Tax Revenue, 5.00%, 4/1/41	2,350	2,670,211
San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, 5.00%, 7/1/36(1)	6,250	6,852,313
		$39,300,254

15	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 14.0%
Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), Prerefunded to 4/1/19, 5.25%, 4/1/29(1)	$6,500	$6,614,400
Long Beach, Harbor Revenue, 5.00%, 5/15/27	1,960	2,051,591
Long Beach, Harbor Revenue, 5.00%, 5/15/42(1)	7,500	8,418,150
Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(1)	7,500	7,862,775
San Francisco City and County Airport Commission, (San Francisco International Airport), 5.00%, 5/1/35	2,190	2,288,528
San Francisco City and County Airport Commission, (San Francisco International Airport), 5.00%, 5/1/47	5,570	6,223,918
San Jose, Airport Revenue, 5.00%, 3/1/31	1,750	1,860,302
		$35,319,664

Water and Sewer — 18.8%
Beverly Hills Public Financing Authority, Water Revenue, 5.00%, 6/1/37(1)	$5,725	$6,248,150
Eastern Municipal Water District Financing Authority, 5.25%, 7/1/42(1)	9,000	10,479,600
Los Angeles Department of Water and Power, Water System Revenue, 5.00%, 7/1/39(1)	10,000	11,148,800
Los Angeles, Wastewater System Revenue, 5.00%, 6/1/43(1)	7,500	8,195,850
Orange County Sanitation District, Wastewater Revenue, 5.00%, 2/1/35(1)	10,000	11,389,000
		$47,461,400

Total Tax-Exempt Investments — 181.1% (identified cost $442,071,064)		$456,174,788

Other Assets, Less Liabilities — (81.1)%		$(204,234,846)

Net Assets — 100.0%		$251,939,942

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2018, 15.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.0% to 8.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	When-issued security.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
BHAC	–	Berkshire Hathaway Assurance Corp.
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

16	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2018

Portfolio of Investments

Tax-Exempt Investments — 171.2%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 9.4%
New York Environmental Facilities Corp., 5.00%, 10/15/39	$3,360	$3,497,155
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/46(1)	15,000	15,328,800
		$18,825,955

Education — 30.7%
Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/30	$200	$222,394
Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/33	105	116,604
Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/34	200	221,226
Geneva Development Corp., (Hobart and William Smith Colleges), Series 2012, 5.00%, 9/1/32	1,330	1,443,901
Geneva Development Corp., (Hobart and William Smith Colleges), Series 2014, 5.00%, 9/1/32	200	222,102
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/21	950	1,015,370
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/31	800	849,080
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/32	300	318,324
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/39	240	241,769
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/39(1)	10,000	10,073,700
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41(1)	10,000	10,621,600
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/37(1)	5,700	5,957,868
New York Dormitory Authority, (New York University), 4.00%, 7/1/35	700	732,060
New York Dormitory Authority, (New York University), 4.00%, 7/1/39	1,150	1,182,372
New York Dormitory Authority, (New York University), Prerefunded to 7/1/19, 5.00%, 7/1/39(1)	10,000	10,230,900
New York Dormitory Authority, (Rochester Institute of Technology), 5.00%, 7/1/40	2,000	2,085,940
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	500	510,605
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	2,700	2,757,267
New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/26	1,175	1,258,296
New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/30	250	269,585

Security	Principal Amount (000’s omitted)	Value

Education (continued)
New York Dormitory Authority, (The New School), 5.00%, 7/1/46	$1,660	$1,826,963
New York Dormitory Authority, (The New School), Prerefunded to 7/1/20, 5.50%, 7/1/40	5,250	5,569,410
Onondaga County Cultural Resources Trust, (Syracuse University), 5.00%, 12/1/38	3,305	3,658,899
		$61,386,235

Electric Utilities — 1.6%
Utility Debt Securitization Authority, 5.00%, 12/15/33	$2,895	$3,225,001
		$3,225,001

Escrowed / Prerefunded — 7.4%
Long Beach City School District, Prerefunded to 5/1/20, 4.50%, 5/1/26	$3,715	$3,867,018
Metropolitan Transportation Authority, Prerefunded to 11/15/21, 5.25%, 11/15/38	3,430	3,769,776
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), Escrowed to Maturity, 5.00%, 5/1/20	1,065	1,114,278
Triborough Bridge and Tunnel Authority, Prerefunded to 11/15/18, 5.00%, 11/15/38(1)	5,955	5,978,224
		$14,729,296

General Obligations — 10.0%
New York, 5.00%, 2/15/34(1)	$7,250	$7,722,918
New York City, 4.00%, 8/1/34	2,600	2,700,906
New York City, 5.00%, 8/1/34(1)	8,650	9,553,319
		$19,977,143

Hospital — 9.2%
New York Dormitory Authority, (Highland Hospital of Rochester), 5.00%, 7/1/26	$620	$646,530
New York Dormitory Authority, (Highland Hospital of Rochester), 5.20%, 7/1/32	820	855,006
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 4.00%, 7/1/37	825	857,711
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 4.375%, 7/1/34(1)	9,325	9,833,958
Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	5,890	6,292,935
		$18,486,140

17	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing — 8.9%
New York City Housing Development Corp., 3.45%, 11/1/37	$870	$841,560
New York City Housing Development Corp., 3.80%, 11/1/37	885	880,221
New York City Housing Development Corp., 3.80%, 11/1/43	1,675	1,624,800
New York City Housing Development Corp., 4.05%, 11/1/41	2,030	2,039,886
New York City Housing Development Corp., 4.95%, 11/1/39	2,500	2,528,075
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.20%, 11/1/46	2,815	2,484,885
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 4.00%, 11/1/42	500	503,895
New York Housing Finance Agency, (FNMA), 3.95%, 11/1/37	1,000	1,010,430
New York Mortgage Agency, 3.55%, 10/1/33	995	997,577
New York Mortgage Agency, 3.60%, 10/1/34	3,295	3,283,072
Westchester County Local Development Corp., (Purchase Housing Corp. II), 5.00%, 6/1/47	1,500	1,629,435
		$17,823,836

Industrial Development Revenue — 1.3%
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$640	$778,880
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,440	1,800,461
		$2,579,341

Insured – Education — 3.9%
New York Dormitory Authority, (City University), (AMBAC), 5.25%, 7/1/30	$75	$87,008
New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	1,345	1,640,510
New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,750	1,935,167
New York Dormitory Authority, (Pratt Institute), (AGC), Prerefunded to 7/1/19, 5.00%, 7/1/34	1,555	1,590,905
New York Dormitory Authority, (Pratt Institute), (AGC), Prerefunded to 7/1/19, 5.125%, 7/1/39	2,405	2,462,744
		$7,716,334

Insured – Electric Utilities — 6.2%
Long Island Power Authority, Electric System Revenue, (BHAC), Prerefunded to 4/1/19, 5.75%, 4/1/33	$5,000	$5,097,550
New York Power Authority, (BHAC), 4.50%, 11/15/47(1)	7,210	7,219,950
		$12,317,500

Insured – Escrowed / Prerefunded — 5.2%
Brentwood Union Free School District, (AGC), Prerefunded to 11/15/19, 4.75%, 11/15/23	$2,290	$2,362,937

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded (continued)
Brentwood Union Free School District, (AGC), Prerefunded to 11/15/19, 5.00%, 11/15/24	$2,390	$2,472,718
Freeport, (AGC), Prerefunded to 10/15/18, 5.00%, 10/15/20	185	185,218
Freeport, (AGC), Prerefunded to 10/15/18, 5.00%, 10/15/21	195	195,230
Hoosic Valley Central School District, (AGC), Prerefunded to 6/15/19, 4.00%, 6/15/23	1,110	1,126,484
Nassau County Sewer and Storm Water Finance Authority, (BHAC), Prerefunded to 11/1/18, 5.125%, 11/1/23	300	300,792
Nassau County Sewer and Storm Water Finance Authority, (BHAC), Prerefunded to 11/1/18, 5.375%, 11/1/28	3,835	3,845,891
		$10,489,270

Insured – General Obligations — 3.6%
East Northport Fire District, (AGC), 4.50%, 11/1/20	$200	$200,438
East Northport Fire District, (AGC), 4.50%, 11/1/21	200	200,428
East Northport Fire District, (AGC), 4.50%, 11/1/22	200	200,428
East Northport Fire District, (AGC), 4.50%, 11/1/23	200	200,428
Longwood Central School District, Suffolk County, (AGC), 4.15%, 6/1/23	820	821,345
Longwood Central School District, Suffolk County, (AGC), 4.25%, 6/1/24	860	861,487
Oyster Bay, (AGM), 4.00%, 8/1/28	4,585	4,786,786
		$7,271,340

Insured – Lease Revenue / Certificates of Participation — 2.7%
Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,490	$1,409,972
Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	1,090	973,817
Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	3,635	3,031,626
		$5,415,415

Insured – Special Tax Revenue — 1.7%
New York Thruway Authority, Miscellaneous Tax Revenue, (AMBAC), 5.50%, 4/1/20	$2,175	$2,290,710
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	3,000	1,149,120
		$3,439,830

Lease Revenue / Certificates of Participation — 3.4%
Hudson Yards Infrastructure Corp., 5.00%, 2/15/42(1)	$6,000	$6,703,200
		$6,703,200

18	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 12.4%
Battery Park City Authority, 5.00%, 11/1/34	$4,925	$5,085,850
Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	4,900	2,956,758
Brooklyn Arena Local Development Corp., (Barclays Center), 5.00%, 7/15/42	1,000	1,067,700
New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/32(1)	10,000	11,271,600
New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/32	4,110	4,471,968
		$24,853,876

Special Tax Revenue — 25.9%
Metropolitan Transportation Authority, Dedicated Tax Revenue, 5.00%, 11/15/31(1)	$10,000	$10,980,800
New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 8/1/42	2,100	2,139,060
New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 2/1/35(1)	10,000	10,601,900
New York City Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(1)	565	603,895
New York City Transitional Finance Authority, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(1)	435	465,315
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31(1)	6,500	7,141,485
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	6,600	7,258,944
New York Thruway Authority, Miscellaneous Tax Revenue, Prerefunded to 4/1/20, 5.00%, 4/1/26	2,370	2,477,574
Sales Tax Asset Receivables Corp., 5.00%, 10/15/30(1)	8,900	10,144,665
		$51,813,638

Transportation — 19.1%
Metropolitan Transportation Authority, 4.00%, 11/15/42	$7,030	$7,085,678
Nassau County Bridge Authority, 5.00%, 10/1/35	1,565	1,642,014
Nassau County Bridge Authority, 5.00%, 10/1/40	300	314,223
New York Thruway Authority, 4.00%, 1/1/36	2,500	2,591,900
New York Thruway Authority, 5.00%, 1/1/37	7,240	7,768,085
Port Authority of New York and New Jersey, 5.00%, 10/15/35(1)	8,000	9,062,240
Port Authority of New York and New Jersey, 5.00%, 10/15/41(1)	5,000	5,582,950
Triborough Bridge and Tunnel Authority, 5.00%, 11/15/38(1)	4,045	4,060,492
		$38,107,582

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 7.7%
Albany, Municipal Water Finance Authority, 5.00%, 12/1/26	$755	$819,485
Albany, Municipal Water Finance Authority, 5.00%, 12/1/29	500	542,230
Erie County Water Authority, 5.00%, 12/1/43	2,000	2,241,500
New York City Municipal Water Finance Authority, (Water and Sewer System), (SPA: Bank of Montreal), 1.67%, 6/15/49(2)	2,270	2,270,000
New York City Municipal Water Finance Authority, (Water and Sewer System), Prerefunded to 6/15/21, 5.00%, 6/15/44(1)	8,750	9,444,225
		$15,317,440

Senior Living / Life Care — 0.9%
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.00%, 11/1/24	$135	$152,060
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.25%, 11/1/25	325	373,337
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.25%, 11/1/26	200	232,074
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.25%, 11/1/36	845	948,910
		$1,706,381

Total Tax-Exempt Investments — 171.2% (identified cost $334,051,475)		$342,184,753

Other Assets, Less Liabilities — (71.2)%		$(142,255,893)

Net Assets — 100.0%		$199,928,860

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2018, 13.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 4.8% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at September 30, 2018.

19	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2018

Portfolio of Investments — continued

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BHAC	–	Berkshire Hathaway Assurance Corp.
FHLMC	–	Federal Home Loan Mortgage Corp.
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
SPA	–	Standby Bond Purchase Agreement

20	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Statements of Assets and Liabilities

	September 30, 2018
Assets	Municipal Fund	California Fund	New York Fund
Investments —
Identified cost	$1,401,646,251	$442,071,064	$334,051,475
Unrealized appreciation	56,691,129	14,103,724	8,133,278
Investments, at value	$1,458,337,380	$456,174,788	$342,184,753
Cash	$180,994	$—	$—
Deposits for derivatives collateral — financial futures contracts	526,700	—	—
Interest receivable	17,953,019	4,803,114	4,625,562
Receivable for investments sold	26,633,791	6,200,000	—
Receivable for variation margin on open financial futures contracts	35,780	—	—
Total assets	$1,503,667,664	$467,177,902	$346,810,315

Liabilities
Payable for floating rate notes issued (net of unamortized deferred debt issuance costs of $0, $0 and $17,863, respectively)	$599,508,097	$199,094,795	$145,451,137
Due to broker for floating rate notes redeemed	17,715,000	—	—
Payable for when-issued securities	—	13,197,849	—
Due to custodian	—	1,645,534	251,989
Payable to affiliate:
Investment adviser fee	737,388	220,687	169,608
Interest expense and fees payable	3,445,254	948,111	887,198
Accrued expenses	271,610	130,984	121,523
Total liabilities	$621,677,349	$215,237,960	$146,881,455
Net Assets	$881,990,315	$251,939,942	$199,928,860

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$681,683	$213,943	$156,618
Additional paid-in capital	875,985,659	274,536,669	204,212,569
Distributable earnings (accumulated loss)	5,322,973	(22,810,670)	(4,440,327)
Net Assets	$881,990,315	$251,939,942	$199,928,860

Common Shares Outstanding	68,168,250	21,394,348	15,661,780

Net Asset Value
Net assets ÷ common shares issued and outstanding	$12.94	$11.78	$12.77

21	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Statements of Operations

	Year Ended September 30, 2018
Investment Income	Municipal Fund	California Fund	New York Fund
Interest	$60,117,760	$16,939,957	$13,676,915
Total investment income	$60,117,760	$16,939,957	$13,676,915

Expenses
Investment adviser fee	$9,046,318	$2,707,188	$2,194,822
Trustees’ fees and expenses	64,447	19,770	15,380
Custodian fee	304,675	110,425	88,768
Transfer and dividend disbursing agent fees	20,298	18,565	18,655
Legal and accounting services	150,686	95,603	94,755
Printing and postage	103,471	20,431	16,735
Interest expense and fees	11,334,849	3,633,769	2,779,610
Miscellaneous	62,852	28,735	28,160
Total expenses	$21,087,596	$6,634,486	$5,236,885

Net investment income	$39,030,164	$10,305,471	$8,440,030

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,708,383)	$(1,802,114)	$(522,072)
Extinguishment of debt	(242,073)	—	—
Financial futures contracts	1,770,822	—	—
Net realized loss	$(1,179,634)	$(1,802,114)	$(522,072)
Change in unrealized appreciation (depreciation) —
Investments	$(52,603,159)	$(11,981,311)	$(12,334,355)
Financial futures contracts	194,251	—	—
Net change in unrealized appreciation (depreciation)	$(52,408,908)	$(11,981,311)	$(12,334,355)

Net realized and unrealized loss	$(53,588,542)	$(13,783,425)	$(12,856,427)

Net decrease in net assets from operations	$(14,558,378)	$(3,477,954)	$(4,416,397)

22	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Statements of Changes in Net Assets

	Year Ended September 30, 2018
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund
From operations —
Net investment income	$39,030,164	$10,305,471	$8,440,030
Net realized loss	(1,179,634)	(1,802,114)	(522,072)
Net change in unrealized appreciation (depreciation)	(52,408,908)	(11,981,311)	(12,334,355)
Net decrease in net assets from operations	$(14,558,378)	$(3,477,954)	$(4,416,397)

Distributions to common shareholders	$(39,030,958)	$(10,928,233)	$(8,839,509)

Tax return of capital to common shareholders	$(1,072,424)	$—	$—

Net decrease in net assets	$(54,661,760)	$(14,406,187)	$(13,255,906)

Net Assets
At beginning of year	$936,652,075	$266,346,129	$213,184,766
At end of year	$881,990,315	$251,939,942	$199,928,860

23	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2017
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund
From operations —
Net investment income	$43,630,294	$12,106,270	$9,387,122
Net realized gain	1,408,158	1,239,496	598,612
Net change in unrealized appreciation (depreciation)	(51,740,351)	(13,777,293)	(10,931,736)
Net decrease in net assets from operations	$(6,701,899)	$(431,527)	$(946,002)

Distributions to common shareholders(1)	$(43,661,765)	$(12,502,857)	$(9,678,980)

Net decrease in net assets	$(50,363,664)	$(12,934,384)	$(10,624,982)

Net Assets
At beginning of year	$987,015,739	$279,280,513	$223,809,748
At end of year	$936,652,075 (2)	$266,346,129 (2)	$213,184,766 (2)

(1)	For the year ended September 30, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $0, $944,251 and $793,861, respectively. The requirement to disclose the corresponding amounts as of September 30, 2018 was eliminated.

24	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Statements of Cash Flows

	Year Ended September 30, 2018
Cash Flows From Operating Activities	Municipal Fund	California Fund	New York Fund
Net decrease in net assets from operations	$(14,558,378)	$(3,477,954)	$(4,416,397)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(258,033,417)	(109,830,865)	(53,953,093)
Investments sold	241,418,498	100,124,731	51,826,015
Net amortization/accretion of premium (discount)	499,552	1,317,370	1,404,759
Amortization of deferred debt issuance costs	8,635	23,718	909
Decrease in deposits for derivatives collateral-financial futures contracts	160,300	—	—
Decrease (increase) in interest receivable	1,397,518	65,574	(12,995)
Increase in receivable for variation margin on open financial futures contracts	(35,780)	—	—
Decrease in payable for variation margin on open financial futures contracts	(7,156)	—	—
Decrease in payable to affiliate for investment adviser fee	(25,368)	(7,184)	(21,423)
Increase in interest expense and fees payable	459,564	220,725	246,343
Decrease in accrued expenses	(54,237)	(27,198)	(23,202)
Net change in unrealized (appreciation) depreciation from investments	52,603,159	11,981,311	12,334,355
Net realized loss from investments	2,708,383	1,802,114	522,072
Net realized loss on extinguishment of debt	242,073	—	—
Net cash provided by operating activities	$26,783,346	$2,192,342	$7,907,343

Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$(40,103,382)	$(10,928,233)	$(8,839,509)
Proceeds from secured borrowings	144,720,000	41,320,000	—
Repayment of secured borrowings	(129,120,000)	(34,920,000)	—
Increase (decrease) in due to custodian	(2,098,970)	1,645,534	251,989
Net cash used in financing activities	$(26,602,352)	$(2,882,699)	$(8,587,520)

Net increase (decrease) in cash	$180,994	$(690,357)	$(680,177)

Cash at beginning of year	$—	$690,357	$680,177

Cash at end of year	$180,994	$—	$—

Supplemental disclosure of cash flow information:
Cash paid for interest and fees	$10,866,651	$3,412,090	$2,532,358

25	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Financial Highlights

	Municipal Fund
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$13.740	$14.480	$13.870	$13.940	$12.290

Income (Loss) From Operations
Net investment income(1)	$0.573	$0.640	$0.706	$0.760	$0.783
Net realized and unrealized gain (loss)	(0.785)	(0.739)	0.631	(0.064)	1.633

Total income (loss) from operations	$(0.212)	$(0.099)	$1.337	$0.696	$2.416

Less Distributions
From net investment income	$(0.572)	$(0.641)	$(0.727)	$(0.766)	$(0.766)
Tax return of capital	(0.016)	—	—	—	—

Total distributions	$(0.588)	$(0.641)	$(0.727)	$(0.766)	$(0.766)

Net asset value — End of year	$12.940	$13.740	$14.480	$13.870	$13.940

Market value — End of year	$11.530	$12.680	$13.620	$12.510	$12.520

Total Investment Return on Net Asset Value(2)	(1.09)%	(0.19)%	10.19%	5.69%	21.00%

Total Investment Return on Market Value(2)	(4.50)%	(2.08)%	14.91%	6.14%	15.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$881,990	$936,652	$987,016	$945,479	$950,519
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.07%	1.07%	1.05%	1.05%	1.12%
Interest and fee expense(4)	1.25%	0.93%	0.53%	0.38%	0.43%
Total expenses(3)	2.32%	2.00%	1.58%	1.43%	1.55%
Net investment income	4.29%	4.67%	4.92%	5.43%	6.01%
Portfolio Turnover	17%	6%	18%	5%	9%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

26	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Financial Highlights — continued

	California Fund
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$12.450	$13.050	$12.720	$12.900	$11.510

Income (Loss) From Operations
Net investment income(1)	$0.482	$0.566	$0.637	$0.688	$0.700
Net realized and unrealized gain (loss)	(0.641)	(0.582)	0.377	(0.184)	1.326

Total income (loss) from operations	$(0.159)	$(0.016)	$1.014	$0.504	$2.026

Less Distributions
From net investment income	$(0.511)	$(0.584)	$(0.684)	$(0.684)	$(0.657)

Total distributions	$(0.511)	$(0.584)	$(0.684)	$(0.684)	$(0.657)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$—	$0.000 (2)	$0.021

Net asset value — End of year	$11.780	$12.450	$13.050	$12.720	$12.900

Market value — End of year	$9.960	$12.040	$13.560	$11.630	$11.350

Total Investment Return on Net Asset Value(3)	(0.79)%	0.27%	8.22%	4.46%	18.96%

Total Investment Return on Market Value(3)	(13.26)%	(6.67)%	22.99%	8.55%	16.62%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$251,940	$266,346	$279,281	$272,045	$276,022
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.16%	1.15%	1.13%	1.11%	1.16%
Interest and fee expense(5)	1.41%	1.01%	0.58%	0.40%	0.42%
Total expenses(4)	2.57%	2.16%	1.71%	1.51%	1.58%
Net investment income	3.99%	4.55%	4.89%	5.36%	5.75%
Portfolio Turnover	24%	19%	12%	7%	7%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

27	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Financial Highlights — continued

	New York Fund
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$13.610	$14.290	$13.940	$14.040	$12.740

Income (Loss) From Operations
Net investment income(1)	$0.539	$0.599	$0.666	$0.716	$0.752
Net realized and unrealized gain (loss)	(0.815)	(0.661)	0.402	(0.100)	1.219

Total income (loss) from operations	$(0.276)	$(0.062)	$1.068	$0.616	$1.971

Less Distributions
From net investment income	$(0.564)	$(0.618)	$(0.718)	$(0.718)	$(0.690)

Total distributions	$(0.564)	$(0.618)	$(0.718)	$(0.718)	$(0.690)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$—	$0.002	$0.019

Net asset value — End of year	$12.770	$13.610	$14.290	$13.940	$14.040

Market value — End of year	$11.060	$12.930	$14.320	$12.600	$12.330

Total Investment Return on Net Asset Value(2)	(1.50)%	0.02%	8.01%	5.07%	16.72%

Total Investment Return on Market Value(2)	(10.20)%	(5.18)%	19.75%	8.14%	13.16%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$199,929	$213,185	$223,810	$218,282	$220,190
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.19%	1.22%	1.18%	1.20%	1.22%
Interest and fee expense(4)	1.35%	0.94%	0.53%	0.37%	0.40%
Total expenses(3)	2.54%	2.16%	1.71%	1.57%	1.62%
Net investment income	4.10%	4.41%	4.66%	5.11%	5.65%
Portfolio Turnover	15%	10%	11%	5%	7%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

28	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Bond Fund (Municipal Fund), Eaton Vance California Municipal Bond Fund (California Fund) and Eaton Vance New York Municipal Bond Fund (New York Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. The Funds’ investment objective is to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

As of September 30, 2018, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Fund) could be deemed to have personal liability for the obligations of the Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

29

Eaton Vance

Municipal Bond Funds

September 30, 2018

Notes to Financial Statements — continued

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes (net of unamortized deferred debt issuance costs) as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 8) at September 30, 2018. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At September 30, 2018, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Municipal Fund	California Fund	New York Fund

Floating Rate Notes Outstanding	$599,508,097	$199,094,795	$145,469,000
Interest Rate or Range of Interest Rates (%)	1.51 - 2.01	1.49 - 1.59	1.58 - 1.59
Collateral for Floating Rate Notes Outstanding	$792,478,809	$270,381,495	$181,341,271

For the year ended September 30, 2018, the Funds’ average settled Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were as follows:

	Municipal Fund	California Fund	New York Fund

Average Floating Rate Notes Outstanding	$594,461,452	$192,591,041	$145,290,000
Average Interest Rate	1.90%	1.89%	1.90%

In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2018.

The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

30

Eaton Vance

Municipal Bond Funds

September 30, 2018

Notes to Financial Statements — continued

H  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30, 2018
	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$39,030,958	$10,926,086	$8,839,509
Ordinary income	$—	$2,147	$—
Tax return of capital	$1,072,424	$—	$—

	Year Ended September 30, 2017
	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$43,598,517	$12,426,120	$9,678,980
Ordinary income	$63,248	$76,737	$—

During the year ended September 30, 2018, the following amounts were reclassified due to expired capital loss carryforwards.

	Municipal Fund	California Fund	New York Fund

Change in:
Paid-in capital	$(56,183,712)	$(23,169,615)	$(8,909,356)
Distributable earnings (accumulated loss)	$56,183,712	$23,169,615	$8,909,356

31

Eaton Vance

Municipal Bond Funds

September 30, 2018

Notes to Financial Statements — continued

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Municipal Fund	California Fund	New York Fund

Undistributed tax-exempt income	$—	$305,734	$357,163
Capital loss carryforwards and deferred capital losses	$(52,230,376)	$(37,032,621)	$(13,105,751)
Net unrealized appreciation	$57,553,349	$13,916,217	$8,308,261

At September 30, 2018, the following Funds, for federal income tax purposes, had capital loss carryforwards and deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of a Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. The amounts and expiration dates of the capital loss carryforwards, whose character is short-term, and the amounts of the deferred capital losses are as follows:

Expiration Date	Municipal Fund	California Fund	New York Fund

September 30, 2019	$16,458,561	$7,665,268	$6,463,209

Total capital loss carryforwards	$16,458,561	$7,665,268	$6,463,209

Deferred capital losses:
Short-term	$34,335,696	$11,334,895	$4,838,129
Long-term	$1,436,119	$18,032,458	$1,804,413

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of each Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

	Municipal Fund	California Fund	New York Fund

Aggregate cost	$801,275,934	$243,163,776	$188,407,492

Gross unrealized appreciation	$66,100,652	$14,721,258	$11,232,642
Gross unrealized depreciation	(8,547,303)	(805,041)	(2,924,381)

Net unrealized appreciation	$57,553,349	$13,916,217	$8,308,261

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. Pursuant to the investment advisory agreement and a subsequent fee reduction agreement between each Fund and EVM, the fee is calculated at an annual rate of 0.60% of each Fund’s average weekly gross assets. For New York Fund prior to May 1, 2018, the effective date of the fee reduction agreement, the fee was computed at an annual rate of 0.65% of New York Fund’s average weekly gross assets. The fee reductions cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement between each Fund and EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the

32

Eaton Vance

Municipal Bond Funds

September 30, 2018

Notes to Financial Statements — continued

Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Fund. The investment adviser fee is payable monthly. EVM also serves as the administrator of each Fund, but receives no compensation. For the year ended September 30, 2018, the investment adviser fees were as follows:

	Municipal Fund	California Fund	New York Fund

Investment Adviser Fee	$9,046,318	$2,707,188	$2,194,822

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2018 were as follows:

	Municipal Fund	California Fund	New York Fund

Purchases	$258,033,417	$123,028,714	$51,276,543
Sales	$267,708,256	$106,324,731	$51,826,015

5  Common Shares of Beneficial Interest

The Funds may issue common shares pursuant to their dividend reinvestment plans. There were no common shares issued by the Funds for the years ended September 30, 2018 and September 30, 2017.

On November 11, 2013, the Boards of Trustees of the Funds authorized the repurchase by each Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Funds to purchase a specific amount of shares. There were no repurchases of common shares by the Funds for the years ended September 30, 2018 and September 30, 2017.

6  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At September 30, 2018, the California Fund and New York Fund had a payment due to SSBT pursuant to the foregoing arrangement of $1,645,534 and $251,989, respectively. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at September 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 8) at September 30, 2018. The Funds’ average overdraft advances during the year ended September 30, 2018 were not significant.

7  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2018 is included in the Portfolio of Investments. At September 30, 2018, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. During the year ended September 30, 2018, Municipal Fund entered into U.S. Treasury futures contracts to hedge against changes in interest rates.

33

Eaton Vance

Municipal Bond Funds

September 30, 2018

Notes to Financial Statements — continued

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2018 were as follows:

	Municipal Fund

Asset Derivative:
Futures Contracts	$768,109	(1)

Total	$768,109

(1)

Amount represents cumulative unrealized appreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2018 was as follows:

	Municipal Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$1,770,822	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$194,251	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended September 30, 2018, which is indicative of the volume of this derivative type, was approximately as follows:

Municipal Fund

Average Notional Cost:
Futures Contracts — Short	$33,743,000

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

Eaton Vance

Municipal Bond Funds

September 30, 2018

Notes to Financial Statements — continued

At September 30, 2018, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Municipal Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$1,458,337,380	$—	$1,458,337,380

Total Investments	$—	$1,458,337,380	$—	$1,458,337,380

Futures Contracts	$768,109	$—	$—	$768,109

Total	$768,109	$1,458,337,380	$—	$1,459,105,489

California Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$456,174,788	$—	$456,174,788

Total Investments	$—	$456,174,788	$—	$456,174,788

New York Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$342,184,753	$—	$342,184,753

Total Investments	$—	$342,184,753	$—	$342,184,753

9  Agreements and Plans of Reorganization

In April 2018, the Trustees of the following Funds approved Agreements and Plans of Reorganization whereby the common shares of each Acquired Fund will, in effect, be exchanged for new common shares of the Acquiring Fund with an equal aggregate net asset value. Each Agreement and Plan of Reorganization was approved at a Special Meeting of Shareholders on November 15, 2018.

Acquiring Fund	Acquired Fund
California Fund	Eaton Vance California Municipal Bond Fund II
Municipal Fund	Eaton Vance Massachusetts Municipal Bond Fund
Municipal Fund	Eaton Vance Michigan Municipal Bond Fund
New York Fund	Eaton Vance New York Municipal Bond Fund II

In July 2018, the Trustees of the following Funds approved Agreements and Plans of Reorganization whereby the common shares of each Acquired Fund will, in effect, be exchanged for new common shares of the Acquiring Fund with an equal aggregate net asset value.

Acquiring Fund*	Acquired Fund*
Municipal Fund	Eaton Vance Municipal Bond Fund II
Municipal Fund	Eaton Vance Ohio Municipal Bond Fund
Municipal Fund	Eaton Vance New Jersey Municipal Bond Fund
Municipal Fund	Eaton Vance Pennsylvania Municipal Bond Fund

*	Each proposed merger is subject to approval by shareholders of the respective Acquired Fund.

35

Eaton Vance

Municipal Bond Funds

September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (collectively, the “Funds”), including the portfolios of investments, as of September 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of September 30, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

36

Eaton Vance

Municipal Bond Funds

September 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended September 30, 2018, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends.

Municipal Bond Fund	100.00%
California Municipal Bond Fund	99.98%
New York Municipal Bond Fund	100.00%

37

Eaton Vance

Municipal Bond Funds

September 30, 2018

Annual Meeting of Shareholders (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 19, 2018. The following action was taken by the shareholders:

Item 1.  The election of Mark R. Fetting, Valerie A. Mosley and William H. Park as Class I Trustees of each Fund for a three-year term expiring in 2021.

	Nominee for Class I Trustee Elected by All Shareholders: Mark R. Fetting	Nominee for Class I Trustee Elected by All Shareholders: Valerie A. Mosley	Nominee for Class I Trustee Elected by All Shareholders: William H. Park
California Fund
For	18,426,237	18,461,411	18,286,133
Withheld	902,762	867,588	1,042,866
Municipal Fund
For	54,974,666	54,973,087	54,506,248
Withheld	9,892,865	9,894,444	10,361,283
New York Fund
For	13,129,202	13,141,428	13,059,545
Withheld	1,407,905	1,395,679	1,477,562

38

Eaton Vance

Municipal Bond Funds

September 30, 2018

Dividend Reinvestment Plan

Each Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

39

Eaton Vance

Municipal Bond Funds

September 30, 2018

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Bond Funds

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

40

Eaton Vance

Municipal Bond Funds

September 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

41

Eaton Vance

Municipal Bond Funds

September 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements of the following funds:

•	Eaton Vance Municipal Bond Fund

•	Eaton Vance California Municipal Bond Fund

•	Eaton Vance New York Municipal Bond Fund

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational

42

Eaton Vance

Municipal Bond Funds

September 30, 2018

Board of Trustees’ Contract Approval — continued

capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Funds.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to that of comparable funds and appropriate benchmark indices and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2017 for each Fund.

In this regard, the Board noted each Fund’s performance relative to its peer group and benchmark index for the three-year period, as follows:

Fund	Performance Relative to:
	Median of Peers	Index
Eaton Vance Municipal Bond Fund	Lower	Higher
Eaton Vance California Municipal Bond Fund	Lower	Higher
Eaton Vance New York Municipal Bond Fund	Lower	Higher

The Board considered, among other things, the Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities. With respect to each Fund other than Eaton Vance New York Municipal Bond Fund, based on its review of performance over multiple periods and other relevant information provided by the Adviser, the Board concluded that the performance of each such Fund was satisfactory. With respect to Eaton Vance New York Municipal Bond Fund, the Board noted that security selection was the primary detractor from the Fund’s performance relative to its benchmark.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds, and, with respect to Eaton Vance Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, certain factors identified by management in response to inquiries from the Contract Review Committee regarding each Fund’s expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

43

Eaton Vance

Municipal Bond Funds

September 30, 2018

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Funds are not continuously offered and that the Funds’ assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedules is not warranted at this time.

44

Eaton Vance

Municipal Bond Funds

September 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (the Funds) are responsible for the overall management and supervision of the Funds’ affairs. The Trustees and officers of the Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Funds	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2019. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Funds.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class I Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class II Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2020. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2021. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

45

Eaton Vance

Municipal Bond Funds

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class I Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Class I Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Class III Trustee	Until 2020. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Class III Trustee	Until 2020. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2020. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Class II Trustee	Until 2019. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

46

Eaton Vance

Municipal Bond Funds

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

47

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Funds’ Boards of Trustees have approved a share repurchase program authorizing each Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate a Fund to purchase a specific amount of shares. The Funds’ repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Funds’ annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

48

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1453    9.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2017 and September 30, 2018 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/17	9/30/18
Audit Fees	$74,210	$74,210
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,109	$15,109
All Other Fees(3)	$0	$0

Total	$89,319	$89,319

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval

Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2017 and September 30, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/17	9/30/18
Registrant	$15,109	$15,109
Eaton Vance(1)	$148,018	$126,485

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of each Fund. Craig R. Brandon, portfolio manager of Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund and Cynthia J. Clemson, portfolio manager of Eaton Vance Municipal Bond Fund are responsible for the overall and day-to-day management of each Fund’s investments.

Mr. Brandon is a Vice President of EVM, has been a portfolio manager of Eaton Vance California Municipal Bond Fund since January 2014 and of Eaton Vance New York Municipal Bond Fund since November 2005, has been an EVM analyst since 1998 and is Co-Director of the Municipal Investments Group. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of Eaton Vance Municipal Bond Fund since March 2014 and is Co-Director of the Municipal Investments Group. Mr. Brandon and Ms. Clemson have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Craig R. Brandon
Registered Investment Companies	19	$5,430.5	0	$0
Other Pooled Investment Vehicles	1	$64.5	0	$0
Other Accounts	2	$102.5	0	$0

Cynthia J. Clemson
Registered Investment Companies	14	$3,701.3	0	$0
Other Pooled Investment Vehicles	1	$64.5	0	$0
Other Accounts	2	$102.5	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
California Municipal Bond Fund
Craig R. Brandon	None

Municipal Bond Fund
Cynthia J. Clemson	None

New York Municipal Bond Fund
Craig R. Brandon	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule, and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance California Municipal Bond Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 26, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 26, 2018